                                                                    Exhibit 10.2


                         REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") dated as of April 10, 1998, by and among THE EASTWIND GROUP, INC., a Delaware corporation, with headquarters located at 100 Four Falls Corporate Center, Suite 305, West Conshohocken, PA 19428 (the "COMPANY"), and CLIFTON CAPITAL LTD. ("CLIFTON").

     WHEREAS:

     A. In connection with the Securities Purchase Agreement by and between the parties hereto of even date herewith (the "SECURITIES PURCHASE AGREEMENT"), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to Clifton (i) 400,000 shares (the "SHARES") of the Company's common stock (the "COMMON STOCK"), and a warrant (the "WARRANT") to acquire up to 200,000 shares of Common Stock with an exercise price of U.S.$1.25 per share (the "WARRANT SHARES"); and

     B. To induce Clifton to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "1933 ACT"), and applicable state securities laws, subject to the conditions contained herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Clifton hereby agree as follows:

     1.   DEFINITIONS.
          -----------

          a. As used in this Agreement, the following terms shall have the following meanings:

               (i) "INVESTORS" means Clifton and any transferees or assignees who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

               (ii) "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

                 (iii) "REGISTRABLE SECURITIES" means the Shares and the Warrant Shares issued or issuable and any shares of capital stock issued or issuable as a dividend on or in exchange for or otherwise with respect to any of the foregoing.

                 (iv) "REGISTRATION STATEMENT" means a registration statement of the Company under the 1933 Act.

          b. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

     2.   REGISTRATION.
          ------------

          a.   Mandatory Registration.  Promptly after the Closing Date and the
               ----------------------
filing of its Form 10-KSB for the fiscal year ended January 3, 1998, if the Company is eligible to use Form S-3 at such time, the Company shall, use its best efforts to prepare and file with the SEC a Registration Statement on Form S-3, covering the resale of the Registrable Securities, which Registration Statement, to the extent allowable under the 1933 Act (including Rule 416 thereunder), shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon exercise of the Warrant (i) to prevent dilution resulting from stock splits, stock dividends or similar transactions or (ii) by reason of changes in the exercise prices of the Warrant in accordance with the terms thereof. Notwithstanding anything herein to the contrary, the Company shall have no obligation to file a Registration Statement or maintain the effectiveness of a Registration Statement if it is, or at any time becomes, ineligible to use short form registration on Form S-3.

          b.   Effectiveness of Registration Statement.  Subject to the final
               ---------------------------------------
sentence of section 2(a) above, the Company shall use its best efforts to obtain effectiveness of the Registration Statement as soon as practicable and shall continue to use such best efforts to maintain such effectiveness for the Registration Period (as defined below).

     3.   OBLIGATIONS OF THE COMPANY.
          --------------------------

     In connection with the registration of the Registrable Securities, if at the time the obligations set forth below arise, the Company is eligible to use short form registration on Form S-3, the Company shall have the following obligations:

          a. The Company shall, promptly after the Closing Date, prepare and file with the SEC a Registration Statement with respect to the number of Registrable Securities provided in Section 2(a), and thereafter use its best efforts to cause such Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing, and keep the Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities have been sold and (ii) the date on which all Registrable Securities (in the reasonable opinion of counsel to Clifton or the Company) may be immediately sold without registration (the "REGISTRATION PERIOD"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

          b. The Company shall use its best efforts to prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the Company's obligations under the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement. In the event the number of shares available under a Registration Statement filed pursuant to this Agreement is insufficient to cover all of such Registrable Securities then reserved for issuance by the Company, the Company shall amend the Registration Statement, or file a new Registration Statement, or both, so as to cover all of the Registrable Securities, in each case as soon as practicable, after the necessity therefor arises and is brought to the attention of the Company by written notice (based on the market price of the Common Stock and other relevant factors on which the Company reasonably elects to rely after consultation with Clifton). The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

          c. The Company shall furnish to each Investor whose Registrable Securities are included in the Registration Statement (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents in the Company's possession as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor.

          d. The Company shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States, to the extent required pursuant to such laws, as the Investors who hold a majority in interest of the Registrable Securities being offered reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection
--------  -------
therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3(d), (b) subject itself to general taxation in any such jurisdiction,
(c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause the Company undue expense or burden, or (e) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

          e. In the event Investors who hold a majority in interest of the Registrable Securities being offered in the offering select underwriters for the offering, the Company shall enter into and perform its reasonable obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

          f. As promptly as practicable after becoming aware of such event, the Company shall notify each Investor of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request; provided, that, not more than once in any twelve month period, for up to a period of thirty (30) days, the Company may delay the disclosure of material non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required by applicable law (an "ALLOWED DELAY"); provided, further, that the Company shall promptly (i) notify the Investors in writing of the existence of material non-public information giving rise to an Allowed Delay and (ii) advise the Investors in writing to cease all sales under the Registration Statement until the end of the Allowed
Delay.   Upon expiration of the Allowed Delay, the Company shall again be bound by the first sentence of this Section 3(f) with respect to the information giving rise thereto.

          g. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

          h. The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

          i. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities or other laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement,
(iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor prior to making such disclosure, and allow the Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

          j. The Company shall use its best efforts either to (i) cause all the Registrable Securities covered by the Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or
(ii) secure the designation and quotation, of all the Registrable Securities covered by the Registration Statement on the NASDAQ National Market ("NASDAQ-NM") or, if not eligible for the NASDAQ-NM, on the NASDAQ Small Cap Market and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities. If the Company's Common Stock is delisted from the NASDAQ Small Cap Market, after appeal to NADAQ the Company shall be deemed to have complied with this Section 3(j).

          k. The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

          l. The Company shall cooperate with the Investors who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request, and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an instruction in substantially the form attached hereto as EXHIBIT 1 and an opinion of such counsel substantially in the form attached hereto as EXHIBIT 2.

     4.   OBLIGATIONS OF THE INVESTORS.
          ----------------------------

     In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

          a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least three
(3) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement.

          b. Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

          c. In the event Investors holding a majority in interest of the Registrable Securities being registered determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

          d. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or 3(g), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until, in the case of an event of the kind described in Section 3(f), such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or, in the case of an event of the kind described in Section 3(g), written notification by the Company of the resolution of the event and authority to continue the disposition of Registrable Securities pursuant to the Registration Statement. If so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of the notice of the happening of an event as described in Section 3(f) or 3(g).

          e. No Investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Section 5 below.

          f. Each Investor agrees to comply with all applicable laws and regulations in connection with any sale, transfer or other disposition of Registrable Securities.

     5.   EXPENSES OF REGISTRATION.
          ------------------------

     All reasonable expenses, other than underwriting fees, discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and the Company's accounting fees, and the fees and disbursements of counsel for the Company, shall be borne by the Company.

     6.   INDEMNIFICATION.
          ---------------

     In the event any Registrable Securities are included in a Registration Statement under this Agreement:

          a. To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) each Investor who holds such Registrable Securities,
(ii) the directors, officers, partners, employees, agents and each person who controls any Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 ACT"), if any, and (iii) any underwriter (as defined in the 1933 Act) for the Investors; and the directors, officers, partners, employees and each person who controls any such underwriter within the meaning of the 1933 Act or the 1934 Act, if any, (each, an "INDEMNIFIED PERSON"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "CLAIMS") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (the matters in the foregoing clauses (i) and (ii) being, collectively, "VIOLATIONS").

Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim to the extent it arises out of or is based upon a Violation which is based upon or arises out of information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and
(iii) with respect to any preliminary prospectus or prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained therein was corrected on a timely basis in the final prospectus or a corrected prospectus, as then amended or supplemented, such final or corrected prospectus was timely made available by the Company pursuant to Section 3(c) hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to
Section 9.

          b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees severally and not jointly to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, officers, employees, agents and each person who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the 1933 Act or the 1934 Act (collectively, an "INDEMNIFIED PARTY"), against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation is based upon or arises out of written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and subject to Section 6(c) such Investor will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this
            -----------------
Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that an
                                            -----------------  -------
Investor shall be liable under this Agreement (including this Section 6(b) and
Section 7) for only that amount as does not exceed the net proceeds (i.e., after
                                                                     ----
deduction of selling commissions and discounts) to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement.
Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

          c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party
             -----------------
shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or likely differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Investors holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates, if the Investors are entitled to indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

     7.   CONTRIBUTION.
          ------------

     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (i) no
                                          --------  -------
contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities and provided, further, that such
                                                 --------  -------
contribution shall be made in such proportion as is appropriate to reflect the relative fault of the Company on the one hand, and the Investor or Investors on the other, in connection with the statements or omissions which resulted in such claims.

     8.   REPORTS UNDER THE 1934 ACT.
          --------------------------

     With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell restricted securities of the Company to the public without registration ("RULE 144"), the Company agrees to use its best efforts to:

          a. make and keep public information available, as those terms are understood and defined in Rule 144;

          b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

          c. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company as to the status of its compliance with the reporting requirements of Rule 144 and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

     9.   ASSIGNMENT OF REGISTRATION RIGHTS.
          ---------------------------------

     The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement, and (vi) such transferee shall be an "ACCREDITED INVESTOR" as that term is defined in Rule 501 of Regulation D promulgated under the 1933 Act.

     10.  AMENDMENT OF REGISTRATION RIGHTS.
          --------------------------------

     Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and Clifton. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

     11.  MISCELLANEOUS.
          -------------

          a. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

          b. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by facsimile transmission or other means) or sent by certified mail, return receipt requested, properly addressed and with proper postage pre-paid, if to the Company:

     The Eastwind Group, Inc.
     100 Four Falls Corporate Center
     Suite 305
     West Conshohocken, PA  19428
     Attention:  Chief Financial Officer
     Telecopy:  (610) 828-6980

     with a copy to:

     Pepper Hamilton LLP
     Suite 400
     1235 Westlakes Drive
     Berwyn, PA  19312
     Telecopy: (610) 640-7835
     Attention: Paul T. Porrini, Esquire
     if to Clifton Capital Ltd.:

     Clifton Capital Ltd.,
     Tropic Isle Building
     Road Town
     Tortola, British Virgin Islands
     Telecopy:  _________________
     Attention:  _________________

and if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11(b), and shall be effective, when personally delivered, upon receipt and, when so sent by certified mail, four (4) days after deposit with the United States Postal Service.

          c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          d. This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof. The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal Courts located in Delaware with respect to any dispute arising under this Agreement or the transactions contemplated hereby.

          e. This Agreement and the Securities Purchase Agreement (including all exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Securities Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

          f. Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

          g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          h. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This

Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          j. All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made by Clifton.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Company and Clifton have caused this Agreement to be duly executed as of the date first above written.


THE EASTWIND GROUP, INC.

    /s/ Paul A. DeJuliis
By:__________________________________________
Name:________________________________________
Its:_________________________________________



CLIFTON CAPITAL, LTD.

    /s/ Patricia A. Riley
By:__________________________________________
Name:________________________________________
Its:_________________________________________

                                                                       EXHIBIT 1
                                                                              TO
                                                                    REGISTRATION
                                                                          RIGHTS
                                                                       AGREEMENT


                              [Company Letterhead]

                                    [Date]

[Name and address of Transfer Agent]

Ladies and Gentlemen:

          This letter shall serve as our irrevocable authorization and direction to you (1) to transfer or re-register the certificates for the shares of Common Stock, U.S.$.10 par value (the "COMMON STOCK"), of The Eastwind Group, Inc., a Delaware corporation (the "COMPANY"), represented by certificate numbers _____ for an aggregate of _____ shares (the "OUTSTANDING SHARES") of Common Stock presently registered in the name of [Name of Investor] (which shares were previously issued outright or by exercise of the Company's Warrant (as hereinafter defined) upon surrender of such certificates to you (or evidence of loss, theft or destruction thereof), notwithstanding the legend appearing on such certificates, and (2) to issue shares (the "WARRANT SHARES") of Common Stock to or upon the order of the registered holder from time to time upon exercise of the Warrant of the Company issued pursuant to the terms of the Securities Purchase Agreement dated as of April 10, 1998, between the Company and Clifton Capital Ltd. (the "WARRANT") upon surrender to you of a properly completed and duly executed Exercise Agreement and such Warrant (or evidence of loss, theft or destruction thereof) and confirmation from the Company that the exercise price has been paid to the Company, notwithstanding the legend appearing on such Warrants. The transfer or re-registration of the certificates for the Outstanding Shares by you should be made at such time as you are requested to do so by the record holder of the Outstanding Shares, subject to the surrender and confirmation requirements set forth in the preceding sentence. The certificate issued upon such transfer or re-registration should be registered in such name as requested by the holder of record of the certificate surrendered to you and should not bear any legend which would restrict the transfer of the shares represented thereby. In addition, you are hereby directed to remove any stop-transfer instruction relating to the Outstanding Shares. Certificates for the Warrant Shares should not bear any restrictive legend and should not be subject to any stop-transfer restriction.

          Contemporaneous with the delivery of this letter, the Company is delivering to you an opinion of Pepper Hamilton LLP as to registration of the Outstanding Shares and the Warrant Shares under the Securities Act of 1933, as amended.

        Should you have any questions concerning this matter, please contact me.

                                    Very truly yours,

                                    THE EASTWIND GROUP, INC.



                                    By: _________________________
                                          Name:
                                          Title:

Enclosures:
cc:  [Name of Investor]

                                                                       EXHIBIT 2
                                                                              TO
                                                                    REGISTRATION
                                                                          RIGHTS
                                                                       AGREEMENT

                                     [Date]


[Name and address
of transfer agent]


               RE:  THE EASTWIND GROUP, INC.

Ladies and Gentlemen:

     We are counsel to The Eastwind Group, Inc., a Delaware corporation (the "COMPANY"), and we understand that [Name of Investor] (the "HOLDER") has purchased from the Company (i) shares of the Company's Common Stock, par value U.S.$.10 per share (the "Common Stock") and (ii) warrant (the "WARRANT") to
acquire Common Stock.   The Common Stock and Warrant were purchased by the
Holder pursuant to a Securities Purchase Agreement, dated as of April 6, 1998, between the Holder and the Company (the "AGREEMENT"). Pursuant to a Registration Rights Agreement, dated as of April 10, 1998, between the Company and the Holder (the "REGISTRATION RIGHTS AGREEMENT"), the Company agreed with the Holder to register the Registrable Securities (as that term is defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "SECURITIES ACT"), upon the terms and subject to the conditions (including the condition that the copy be S-3 eligible) provided in the Registration Rights Agreement. In connection with the Company's obligations under the Registration Rights Agreement, on _____ __, 1998, the Company filed a Registration Statement on Form S-3 (File No. 333- _____________) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities, which names the Holder as a selling stockholder thereunder.

     [Other reasonable introductory and scope of examination language to be inserted by counsel rendering the opinion]

     Based on the foregoing, we are of the opinion that the Registrable Securities have been registered under the Registration Statement for resale by the Holder under the Securities Act.


                                    Very truly yours,



cc:   [Name of investor]